EXHIBIT 99.1

Alta Mesa Borrowing Base Increased to $375 Million by Bank Group

HOUSTON, Nov. 17, 2014 (GLOBE NEWSWIRE) -- Alta Mesa Holdings, L.P. announced today that its lenders have completed the semi-annual redetermination of the Company's borrowing base. Pursuant to the terms of the reserve-based revolving line of credit facility, the borrowing base has been increased by the lenders to $375 million. This represents an increase of $25 million over the previous level of $350 million. Alta Mesa is in compliance with all of the financial covenants associated with the credit facility and the next scheduled redetermination of the borrowing base is May 1, 2015. The credit facility is available to provide funds for the exploration, development and/or acquisition of oil and gas properties and for working capital and other general corporate purposes. The credit facility is provided by a syndicate of ten banks agented by Wells Fargo Bank, N.A. and co-agented by Union Bank, N.A.

Alta Mesa Holdings, LP is a privately held company engaged in onshore oil and natural gas acquisition, exploitation, exploration and production whose focus is to maximize the profitability of our assets in a safe and environmentally sound manner. We seek to maintain a portfolio of lower risk properties in plays where we identify a large inventory of drilling, development, and enhanced recovery and exploitation opportunities in known resources. We maximize the profitability of our assets by focusing on advanced engineering analytics, enhanced geological techniques including 3-D seismic analysis, and proven drilling, stimulation, completion, and production methods. Alta Mesa Holdings, LP is headquartered in Houston, Texas.

Safe Harbor Statement and Disclaimer: This material includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. You should not place undue reliance on forward-looking statements. They are subject to known and unknown risks, uncertainties and other factors that may affect the company's operations, markets, products, services and prices and cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements may include statements about our: business strategy; reserves, including changes to our reserves presentation in accordance with newly adopted SEC rules; financial strategy, liquidity and capital required for our development program; realized natural gas and oil prices; timing and amount of future production of natural gas and oil; hedging strategy and results; future drilling plans; competition and government regulations; marketing of natural gas and oil; leasehold or business acquisitions; costs of developing our properties and conducting our gathering and other midstream operations; general economic conditions; credit markets; liquidity and access to capital; uncertainty regarding our future operating results; and plans, objectives, expectations and intentions that are not historical. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the exploration for and development, production, gathering and sale of natural gas and oil. These risks include, but are not limited to: commodity price volatility; inflation; lack of availability of drilling and production equipment and services; environmental risks; drilling and other operating risks; regulatory changes; the uncertainty inherent in estimating natural gas and oil reserves and in projecting future rates of production, cash flow and access to capital; the timing of development expenditures; and other risks. Except as otherwise required by applicable law, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms "estimated ultimate recovery," "EUR," "probable," "possible," and "non-proven" reserves, reserve "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit us from including in any future filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.

CONTACT: FOR MORE INFORMATION CONTACT:
         Lance L. Weaver at 281-597-7125, or 281-943-5597
         lweaver@altamesa.net